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                 CONSENT TO BE NAMED IN REGISTRATION STATEMENT

     I, the undersigned, hereby consent to be named as a nominee for election as a director of Ragen MacKenzie Group Incorporated ("RMGI") in the Form S-4 and the Form S-1 Registration Statements to be filed by RMGI with the Securities and Exchange Commission on or about April 17, 1998 and April 24, 1998, respectively.


Dated:     4/16/98                    Signature:  /s/ Arthur W. Harrigan, Jr.
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                                     Print Name:    Arthur W. Harrigan, Jr.
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